UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 26, 2005

                              BLUEGATE CORPORATION
              Exact name of registrant as specified in its Charter)

            Nevada                      000-22711               76-0640970
       (State or other              (Commission File          (IRS Employer
jurisdiction of Incorporation)           Number)          Identification Number)

     701 North Post Oak, Road, Suite 630, Houston, Texas              77024
          (Address of principal executive offices)                  (Zip Code)

                         Registrant's telephone number,
                      Including Area Code: (713) 686-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.03     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
              AN  OFF-BALANCE  SHEET  ARRANGEMENT  OF  A  REGISTRANT.

     On September 26, 2005, we borrowed $500,000 by issuing 10% Convertible Promissory Notes with Detachable Warrants. The Note is senior to all other indebtedness of the Company, with the exception of up to $150,000 in principal amount of senior debt secured by accounts receivable issued by the Company. Interest is ten (10) percent annually and will be accrued and added to the then outstanding principal amount of the Notes daily. Repayment will be within five
(5) days of receipt of funds by the Company of any subsequent offering, raising gross proceeds to the Company of at least $1,000,000 or the date which is one hundred and eighty (180) days after the date of the Note. The Holder has the right to convert the Note into shares of common stock at a conversion price of $0.75 per share. The Company may extend the repayment date for two successive periods of ninety (90) days each by providing written notice to the Holder and then delivering to the Holder of the Note an "Extension Warrant" for shares of Common Stock of the Company equal to 50% of the of the number of shares underlying the Note at the time of each extension, exercisable at $0.75 per share. These Extension Warrants have a term of five years beginning as of the date of issue. See, Item 3.02 below.

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

     On September 26, 2005, we received the gross amount of $500,000 through the sale of unit securities to 14 investors.

     These transactions were made in reliance upon exemptions from registration under Section 4(2) of the Securities Act and Regulation D thereunder. Each certificate issued for unregistered securities contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities. Westminster Securities Corporation, a member of the New York Stock Exchange, acted as the placement agent and received a sales commission of 12%. This transaction did not involve a public offering. The investors were knowledgeable about our operations and financial condition. The investors had knowledge and experience in financial and business matters that allowed them to evaluate the merits and risk of receipt of these securities.

     Each unit consisted of the face amount of $30,000 of a 10% Convertible Promissory Notes with Detachable Warrants. The Notes are convertible at a conversion price of $0.75 per share of common stock. Each unit included a warrant for the purchase of 40,000 shares of common stock at an exercise price of $1.00 per share expiring five years from the issue date.

     Other material terms of the 10% Convertible Promissory Notes are as follows:

     The Note is senior to all other indebtedness of the Company, with the exception of up to $150,000 in principal amount of senior debt secured by accounts receivable issued by the Company. Interest is ten (10) percent annually and will be accrued and added to the then outstanding principal amount of the Notes daily. Repayment will be within five (5) days of receipt of funds by the Company of any subsequent offering, raising gross proceeds to the Company of at least $1,000,000 or the date which is one hundred and eighty (180) days after the


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date of the Note.  The Holder has the right to convert the Note into shares of common stock at a conversion price of $0.75 per share. The Company may extend the repayment date for two successive periods of ninety (90) days each by providing written notice to the Holder and then delivering to the Holder of the Note an "Extension Warrant" for shares of Common Stock of the Company equal to 50% of the of the number of shares underlying the Note at the time of each extension, exercisable at $0.75 per share. These Extension Warrants have a term of five years beginning as of the date of issue.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Effective September 30, 2005, Greg Micek resigned as CFO. Mr. Micek did not provide us with a written letter of resignation nor did Mr. Micek voice any concerns to us. Mr. Micek will continue working with us in a consulting capacity in the role of Director of Corporate Strategies.

     Effective October 1, 2005, Steven M. Plumb became our new CFO. Mr.
Plumb, age 46, is a CPA licensed to practice in Texas. Mr. Plumb is a financial manager and senior executive experienced in operations, finance and marketing. He has Big 4 CPA experience, a background in IT, biotech, Fortune 500 firms, medical and utility companies, distribution, real estate, construction, governmental entities, and non-profit organizations.

     During 1981-1982, Mr. Plumb was a staff accountant at PriceWaterhouseCoopers. During 1982-1984, Mr. Plumb was a staff accountant at Kalman Phillips & Leon, P.C. During 1984-1987, Mr. Plumb was a supervising senior accountant at KPMG. During 1987-1990, Mr. Plumb was the controller of Memorial Hermann Rehabilitation Hospital. During 1990-1992, Mr. Plumb was the CFO of DePelchin Children's Center. During 1992-present, Mr. Plumb was the President of Steven M. Plumb, P.C. During 1997-2001, Mr. Plumb was the President of Orchard Consulting Group, Inc. During 2002-2004, Mr. Plumb was the CFO of ADVENTRX Pharmaceuticals, Inc. During 2003-present, Mr. Plumb was the President of Clear Financial Solutions, Inc.

     Mr. Plumb is a member of: American Institute of Certified Public Accountants; Texas Society of Certified Public Accountants; Houston Chapter of Texas Society of Certified Public Accountants; Houston Technology Center; and Association for Corporate Growth. Mr. Plumb is active in BioHouston and the Rice Alliance.

     Mr. Plumb has a Bachelor of Business Administration degree from the , University of Texas at Austin, Austin, Texas, 1981.

     There is no family relationship between Mr. Plumb and any of our officers or directors.

     We have a contract with Clear Financial Solutions, Inc., a company owned by Mr. Plumb, which has agreed to provide us with a so called "contract" CFO, namely Mr. Plumb. We will pay a fee directly to Clear Financial Solutions, Inc. in the estimated amount of approximately $6,600 to $9,900 per month for Mr. Plumb's services as our CFO and some additional services provided to us by Clear Financial Solutions, Inc. In addition we will also


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grant to Mr. Plumb an option to purchase 350,000 shares of our common stock at an exercise price of $1.00 per share. The option will vest on a pro rate basis monthly over a period not to exceed 24 months and expire at the end of no less than 5 years. The option will be issued under our 2005 Stock and Stock Option Plan and the shares underlying the option were previously registered on Form S-8.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

4.1     Form of 10% Convertible Promissory Note

4.2     Form of Detachable Warrant

10.1    Steven Plumb employment agreement


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BLUEGATE CORPORATION



     Date: September 27, 2005            /s/ Manfred Sternberg
                                         Manfred Sternberg
                                         Chief Executive Officer